UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 20, 2004

Date of Report (Date of Earliest Event Reported)

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California (State or other jurisdiction of incorporation or organization)	000-29105 (Commission File No.)	91-1995265 (I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373
(Address of Principal Executive Offices) ( Zip Code)

(909) 798-3611
(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

       Exhibit 99.5    Press release announcing 25% Stock Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 20, 2004	1st CENTENNIAL BANCORP

	By:	/s/ BETH SANDERS

Beth Sanders Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of the registrant)

	EXHIBIT INDEX
Exhibit No.	Description	Page
99.5	Press release announcing 25% Stock Dividend	4